EXECUTION VERSION

INCREMENTAL JOINDER AGREEMENT

INCREMENTAL JOINDER AGREEMENT (this “Joinder”), dated as of April 22, 2025, by and among each of the signatories hereto, to the Credit Agreement, dated as of November 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Century Communities, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.27(a) of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request from time to time an increase in the Commitments (each an  “Incremental Commitment”) under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment;

WHEREAS, the Borrower has given notice to the Administrative Agent of its request for an Incremental Commitment pursuant to such Section 2.27(a); and

WHEREAS, pursuant to Section 2.27(b) and (e) of the Credit Agreement, the undersigned Incremental Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Joinder.

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.The undersigned Incremental Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the Incremental Effective Date (as defined below) it shall increase its Commitment by the amount specified on Schedule 1 hereto, thereby making the aggregate amount of its Commitment equal to the amount specified on Schedule 1.

2.The increase of the Commitment of the Incremental Lender contemplated hereby shall be subject to the satisfaction of the following conditions (the date of such satisfaction, the “Incremental Effective Date”):

a.The Administrative Agent shall have received executed counterparts of (x) this Joinder, duly executed by the Administrative Agent, the Incremental Lender and the Borrower, and (y) each of the following, each dated as of the Incremental Effective Date:

i.a certificate of an Authorized Officer of the Borrower (A) attaching the charter document of the Borrower and certifying that such charter document remains in full force and effect, and there has been no amendment, rescission or modification to said charter document, and no proceedings for any amendment, rescission or modification of said charter document have been instituted or are pending, (B) attaching the bylaws of the Borrower and certifying that such bylaws remain in full force and effect and there has been no amendment, rescission or

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modification to such bylaws, and no proceedings for any amendment, rescission or modification of such bylaws have been instituted or are pending, (C) attaching resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Joinder, (D) attaching a good standing certificate (or analogous documentation if applicable) for the Borrower from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization as of a recent date, to the extent generally available in such jurisdiction, and (E) certifying as to the names and true signatures of the incumbent officers of the Borrower authorized to sign this Joinder and such other Loan Documents to which it is a party, and authorized to request a Credit Extension; and

ii.a  certificate, signed by the chief financial officer of the Borrower, stating that as of the Incremental Effective Date, after giving effect to the Incremental Commitment, (A) no Default or Event of Default has occurred and is continuing, (B) the representations and warranties in the Credit Agreement are

(1) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects on and as of the Incremental Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all respects on and as of such earlier date and (2) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects on and as of the Incremental Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date, and (C) the Borrower is in pro forma compliance with each of the financial covenants set forth in Section 7.18 of the Credit Agreement;

b.The Administrative Agent shall have received a written opinion of the Borrower’s counsel, in form and substance acceptable to the Administrative Agent;  and

c.The Administrative Agent and the Incremental Lender shall have received all fees required to be paid on the Incremental Effective Date, and all expenses for which invoices have been presented (including, without limitation, the reasonable and documented fees and expenses of legal counsel and, if applicable, any amounts owed pursuant to Section 3.4 of the Credit Agreement).

3.This Joinder shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

4.This Joinder and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

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5.This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be executed and delivered by a duly authorized officer on the date first above written.

INCREMENTAL LENDER:

CITIZENS BANK, N.A., as an Incremental Lender

By:/s/ Carmen Malizia
Name:Carmen Malizia
Title:Vice President

Signature Page to Incremental Joinder Agreement

Accepted and agreed to as of the date first written above:

BORROWER:

CENTURY COMMUNITIES, INC.

By:/s/ J. Scott Dixon
Name:J. Scott Dixon
Title:CFO

Signature Page to Incremental Joinder Agreement

Consented to as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION,
as an Issuing Bank and as Administrative Agent

By:/s/ Brianna Palazzo
Name:Brianna Palazzo
Title:VP

Signature Page to Incremental Joinder Agreement

BANK OF AMERICA, N.A.,
as an Issuing Bank

By:/s/ Helen Chan
Name:Helen Chan
Title:Vice President

Signature Page to Incremental Joinder Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as an Issuing Bank

By:/s/ Talianna Carlson Hanne
Name:Talianna Carlson Hanne
Title:Senior Vice President

Signature Page to Incremental Joinder Agreement

PNC BANK, NATIONAL ASSOCIATION,
as an Issuing Bank

By:/s/ Jared Hogan
Name:Jared Hogan
Title:Officer

Signature Page to Incremental Joinder Agreement

BMO BANK N.A.,
as an Issuing Bank

By:/s/ Lisa Smith Boyer
Name:Lisa Smith Boyer
Title:Director

Signature Page to Incremental Joinder Agreement

TEXAS CAPITAL BANK,
as an Issuing Bank

By:/s/ Jon Larson
Name:Jon Larson
Title:Managing Director

Signature Page to Incremental Joinder Agreement

ZIONS BANCORPORATION, N.A. dba VECTRA BANK COLORADO,
as an Issuing Bank

By:/s/ Shane Frazier
Name:Shane Frazier
Title:SVP

Signature Page to Incremental Joinder Agreement

SCHEDULE 1

INCREMENTAL COMMITMENT

Incremental Lender:	Existing Commitment:	Incremental Commitment:	Commitment as of Incremental Effective Date
Citizens Bank, N.A.	$25,000,000.00	$100,000,000.00	$125,000,000.00
Total	$25,000,000.00	$100,000,000.00	$125,000,000.00